SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              ---------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                (Amendment No. 1)

       Date of Report (date of earliest event reported): February 4, 1998

                            GOLDEN STATE BANCORP INC.
             (Exact name of registrant as specified in its charter)

       Delaware                    333-28037               95-4642135
(State of Incorporation)       (Commission File          (IRS Employer
                                Number)                  Identification
                                                         Number)

 414 North Central Avenue
   Glendale, California                                       91203
(Address of principal executive offices)                   (Zip Code)

Registrant's telephone number, including area code:  (818) 500-2000


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Item 5.     Other Events.

            This Amendment No. 1 ("Amendment No. 1") to the Registrant's Current Report on Form 8-K, dated as of February 4, 1998 and filed with the Securities and Exchange Commission on February 17, 1998 (the "February 17 8-K"), amends the February 17 8-K through the inclusion herein of revised analyst presentation materials, which are attached as
Exhibit 99.4 to this Amendment No. 1 and are hereby incorporated by reference herein. Capitalized terms used but not defined herein have the meanings set forth in the February 17 8-K.

            This Amendment No. 1 and the exhibits hereto contain forward looking statements with respect to management beliefs, estimates, projections, assumptions and the financial condition, results of operations and business of Parent Holdings and the Registrant (and their respective subsidiaries) and, assuming the consummation of the Mergers, a combined Golden State Bancorp Inc./First Nationwide (Parent) Holdings Inc., including statements relating to the cost savings and accretion to reported and cash earnings that will be realized from the Mergers, the impact on revenues of the Mergers, and the restructuring charges expected to be incurred in connection with the Mergers. These forward looking statements involve certain risks and uncertainties, including the risks and uncertainties detailed from time to time in the Rigistrant's and Parent Holding's filings under the federal securities laws and and those of their subsidiaries. Factors that may cause actual results to differ materially from those contemplated by such forward looking statements include, among others, the following possibilities: (1) expected cost savings from the Mergers cannot be fully realized or realized within the expected time frame; (2) revenues following the Mergers are lower than expected; (3) competitive pressure among depository institutions increases significantly; (4) costs or difficulties related to the integration of the businesses of the Registrant and Parent Holdings are greater than expected; (5) changes in the interest rate environment reduce interest margins or accelerate mortgage refinancings; (6) general economic conditions, either nationally or in the states in which the combined company will be doing business, are less favorable than expected; (7) legislation or regulatory changes adversely affect the businesses in which the combined company would be engaged; or (8) the respective goodwill lawsuits of Glendale Federal and California Federal are not finally resolved in the time frames expected by the parties, or a final resolution of either or both of such lawsuits does not result in a net recovery or results in a net recovery that is less than that anticipated by the parties.


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Item 7.     Financial Statements, Pro Forma Financial Information and
     Exhibits

            The following exhibits are filed as part of this report:

2.1* Agreement and Plan of Reorganization, dated as of February 4, 1997, by and among the Registrant, First Nationwide (Parent) Holdings, Inc., First Nationwide Holdings, Inc., First Gibraltar Holdings, Inc., Hunter's Glen/Ford, Ltd. and Golden State Financial Corporation.

99.1* Stock Option Agreement, dated as of February 4, 1998, by and between the Registrant, as issuer, and First Nationwide (Parent) Holdings, Inc., as grantee.

99.2* Litigation Management Agreement, dated as of February 4, 1998, by and among the Registrant, Glendale Federal Bank, Federal Savings Bank, California Federal Bank, A Federal Savings Bank, Stephen J. Trafton and Richard A. Fink.

99.3* Joint Press Release, dated February 5, 1998.

99.4  Analyst Presentation Materials.

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* Included as an exhibit to the February 17 8-K.

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                                    SIGNATURE

            Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  February 26, 1998

                                   GOLDEN STATE BANCORP INC.

                                   By: /s/ John E. Haynes

                                     Name: John E. Haynes
                                     Title: Chief Financial Officer

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                                  EXHIBIT INDEX

Exhibit

Number                  Description

2.1* Agreement and Plan of Reorganization, dated as of February 4, 1997, by and among the Registrant, First Nationwide (Parent) Holdings, Inc., First Nationwide Holdings, Inc., First Gibraltar Holdings, Inc., Hunter's Glen/Ford, Ltd. and Golden State Financial Corporation.

99.1* Stock Option Agreement, dated as of February 4, 1998, by and between the Registrant, as issuer, and First Nationwide (Parent) Holdings, Inc., as grantee.

99.2* Litigation Management Agreement, dated as of February 4, 1998, by and among the Registrant, Glendale Federal Bank, Federal Savings Bank, California Federal Bank, A Federal Savings Bank, Stephen J. Trafton and Richard A. Fink.

99.3*        Joint Press Release, dated February 5, 1998.

99.4         Analyst Presentation Materials.

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* Included as an exhibit to the February 17 8-K.

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